EXHIBIT 99.2

(Nevada         DEAN HELLER
 State          Secretary of State
 Seal)          206 North Carson Street
                Carson City, Nevada 89701-4299
                (775) 684-5708
                Website:  secretaryofstate.biz


                           ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

Important.  Read attached instructions before completing form.
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
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1.  Name of
    Corporation:                     CENTURY PACIFIC HOLDINGS, INC.
=========================================================================================================================
2.  Resident Agent                   DANIEL HADLEY
    Name and Street                  ------------------------------------------------------------------------------------
    Address:                         Name
    (must be a Nevada address        8649 TRAFALGAR DRIVE                     LAS VEGAS    NEVADA      89117
    where persons may be             ------------------------------------------------------------------------------------
    served)                          Street Address                             City       State      Zip Code

                                     ------------------------------------------------------------------------------------
                                     Optional Mailing Address                   City       State      Zip Code
=========================================================================================================================
3.  Shares:
    (number of shares
    corporation                      Number of shares                                      Number of shares
    authorized to issue)             with par value:    25,000,000   Par value:  $0.001    without par value:
    issue)
=========================================================================================================================
4.  Names &                          1.  DAVID L. HADLEY
    Addresses                            --------------------------------------------------------------------------------
    of Board of                          7809 E. PALM LANE                      MESA         ARIZONA      85207
    Directors/Trustees:                  --------------------------------------------------------------------------------
    (attach additional page              Street Address                         City          State      Zip Code
    if there is more than 3
    directors/trsutees)              2.  KAREN A. HADLEY
                                         --------------------------------------------------------------------------------
                                         7809 E. PALM LANE                      MESA         ARIZONA      85207
                                         --------------------------------------------------------------------------------
                                         Street Address                         City          State      Zip Code

                                     3.  SYED M. HUQ
                                         --------------------------------------------------------------------------------
                                         4500 S. LAKESHORE DRIVE, SUITE 357     TEMPE        ARIZONA      85282
                                         --------------------------------------------------------------------------------
                                         Street Address                         City          State      Zip Code
=========================================================================================================================
5.  Purpose:                         The purpose of this Corporation shall be:
    (optional-see instructions)      ANY AND ALL BUSINESS, PRIMARILY RELATED TO BIOTECHNOLOGY AND HEALTHCARE
=========================================================================================================================
6.  Names, Address
    and Signature of                    DAVID L. HADLEY                               /s/  David L. Hadley
    Incorporator:                       ---------------------------------------------------------------------------------
    (attach additional page             Name                                          Signature
    if there is more than 1
    incorporator)                       7809 E. PALM LANE                       MESA         ARIZONA      85207
                                        ---------------------------------------------------------------------------------
                                        Street Address                          City          State      Zip Code
=========================================================================================================================
7.  Certificate of                   I hereby accept appointment as Resident Agent for the above named corporation.
    Acceptance of
    Appointment of                   /s/ Daniel Hadley                                                 8-26-04
    Resident Agent:                  ----------------------------------------------------------     -------------
                                     Authorized Signature of R.A. or On Behalf of R. A. Company
=========================================================================================================================

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